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                                   EXHIBIT 23


                         Consent of Independent Auditors
                         -------------------------------




The Board of Directors
Diebold, Incorporated:



We consent to incorporation by reference in the Registration Statement (No. 33-32960) on Form S-8 of Diebold, Incorporated of our report included herein dated June 15, 2001.








/s/KPMG LLP
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KPMG LLP

Cleveland, Ohio
June 15, 2001











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